UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 21327

Dreyfus Manager Funds II
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Balanced Opportunity Fund

ANNUAL REPORT November 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
9	Comparing Your Fund’s Expenses With Those of Other Funds
10	Statement of Investments
26	Statement of Securities Sold Short
27	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
33	Financial Highlights
39	Notes to Financial Statements
53	Report of Independent Registered Public Accounting Firm
54	Important Tax Information
55	Board Members Information
57	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Balanced Opportunity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Balanced Opportunity Fund, covering the 12-month period from December 1, 2010, through November 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile during the reporting period as investors struggled with persistently sluggish U.S. and global economic growth.An escalating sovereign debt crisis in Europe, monetary tightening in China and India and a contentious debate regarding taxes, spending and borrowing in the United States sparked a flight to quality in which investors flocked to traditional safe havens, such as U.S.Treasury securities, while riskier stocks and higher yielding bonds generally suffered.

The global economic outlook currently remains clouded by uncertainty regarding the ability of European policymakers to contain the region’s debt crisis. Meanwhile, conditions in other parts of the world seem to be improving as inflationary pressures have receded in the emerging markets and consumer confidence has strengthened in the United States.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2010, through November 30, 2011, as provided by Keith Stransky, Brian Ferguson, Sean Fitzgibbon, David Bowser and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended November 30, 2011, Dreyfus Balanced Opportunity Fund’s Class A shares, Class B shares, Class C shares, Class I shares, Class J shares and Class Z shares produced total returns of 3.46%, 2.73%, 2.70%, 3.77%, 3.64% and 3.49%, respectively.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Barclays Capital U.S.Aggregate Bond Index, produced a 6.89% total return for the same period.2 Separately, the S&P 500 Index and the Barclays Capital U.S.Aggregate Bond Index produced total returns of 7.81% and 5.52%, respectively, for the same period.

Stocks and higher yielding bonds rallied through the first quarter of 2011 amid expectations of economic recovery, but disappointing macroeconomic disappointments later reduced those gains.The fund produced lower returns than its blended benchmark, primarily due to shortfalls in the consumer discretionary and energy sectors of the stock market.

The Fund’s Investment Approach

The fund seeks high total return, including capital appreciation and current income, through a diversified mix of stocks and fixed-income securities.When allocating assets, we assess the relative return and risk of each asset class, general economic conditions, anticipated future changes in interest rates and the general outlook for stocks.

Among stocks, we strive to create a broadly diversified portfolio that includes a blend of growth and value stocks. Using quantitative and fundamental research, we look for companies with leading market positions, competitive or technological advantages, high returns on equity and assets, good growth prospects, attractive valuations and strong management teams.

The fund normally invests between 25% and 50% of its assets in fixed-income securities that, at the time of purchase, are rated investment grade (Baa/BBB or higher) or the non-rated equivalent as determined

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

by Dreyfus.We may invest up to 5% of the fixed-income portfolio in securities rated below investment grade (but not lower than B) and up to 10% in bonds from foreign issuers.

Shifting Sentiment Sparked Volatility

Upturns in economic data and corporate earnings supported stocks and higher yielding bonds into the first quarter of 2011.The market rallies were interrupted in February, when political unrest in the Middle East led to sharply rising energy prices, and in March, when natural disasters in Japan threatened the global industrial supply chain. Still, riskier assets generally recovered quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April, when Greece and other European countries struggled with a resurgent sovereign debt crisis. Investors also worried when a contentious political debate over U.S. government spending and borrowing intensified. Stocks and bonds suffered bouts of heightened volatility as investors shifted their focus to traditionally defensive investments, such as blue-chip stocks and U.S. Treasury securities. Although volatility was particularly severe in August and September, better economic data in October sparked a sharp rally for stocks and some bonds, helping the benchmark produce a respectable return for the reporting period overall.

Economically Sensitive Stocks Hurt Relative Performance

In this challenging investment climate, the fund’s value-oriented equity holdings fell out of favor with investors, who in some cases, preferred companies with strong current earnings. Moreover, some of the fund’s more economically sensitive holdings were undermined by the flight to quality. For example, in the financials sector, banks such as Citigroup, Wells Fargo and Comerica continued to lose value despite reaching historically attractive valuations. In the consumer discretionary sector, cruise line Carnival suffered from higher fuel costs and worries about consumer spending. Rich valuations prevented the fund from owning large, integrated energy companies that fared relatively well.

The fund produced better results in the information technology sector, where QUALCOMM benefited from robust sales of tablet computers and smartphones containing its microchips. The fund avoided relative weakness in Hewlett-Packard, which encountered management issues. An underweighted position cushioned lagging results from Cisco Systems. Other top performers included drug developer Pfizer and broadcaster CBS.

The bond portfolio produced returns that were roughly in line with its benchmark.The portfolio benefited from overweighted exposure to asset-backed securities and commercial mortgages, as well as a shift to a relatively defensive investment posture during market turbulence over the summer.

Valuations at Historically Attractive Levels

We remain committed to our long-term perspective in the equity markets despite investors’ recent focus on short-term earnings.Although uncertainty about Europe’s debt crisis persists, we are excited by the low valuations of companies that we believe are fundamentally sound and poised to advance as investor sentiment normalizes. In our view, relative valuation levels are now more balanced between growth and value.We currently expect to keep equity exposure above the benchmark in an effort to take advantage of potential values that have been created in the downturn. Among bonds, we have maintained mildly overweighted exposure to higher yielding market sectors, and we have set the fund’s duration position in a range we consider slightly shorter than market averages to mitigate potential interest-rate risks.

December 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for Classes A, B, C and I shares provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, Class A, B, C and I returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Capital U.S.Aggregate Bond
Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.

The Fund	5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C, Class I, Class J and
Class Z shares of Dreyfus Balanced Opportunity Fund on 11/30/01 to a $10,000 investment made in the Standard
& Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the Barclays Capital U.S.Aggregate Bond
Index (the “Barclays Index”) on that date.All dividends and capital gain distributions are reinvested.
On January 30, 2004, Dreyfus Balanced Opportunity Fund (the “fund”) commenced operations after all of the assets of another mutual fund advised by the fund's sub-investment adviser were transferred to the fund in exchange for Class J shares of the fund in a tax-free reorganization. Class B, J and Z shares are closed to new investors.The fund offers Class
A, C and I shares, which are subject to different sales charges and expenses.The performance figures for Class A, Class
B, Class C, Class I and Class Z shares in the line graph above include the performance of the predecessor fund and reflect current sales loads and distribution expenses in effect since the reorganization date.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/11
	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	–2.47%	–0.51%	2.23%
without sales charge	3.46%	0.67%	2.84%
Class B shares
with applicable redemption charge†	–1.27%	–0.45%	2.53%
without redemption	2.73%	–0.13%	2.53%
Class C shares
with applicable redemption charge††	1.70%	–0.10%	2.24%
without redemption	2.70%	–0.10%	2.24%
Class I shares	3.77%	0.93%	3.01%
Class J shares	3.64%	0.86%	3.01%
Class Z shares	3.49%	0.75%	2.91%
Standard & Poor’s 500
Composite Stock Price Index	7.81%	–0.17%	2.90%
Barclays Capital U.S. Aggregate Bond Index	5.52%	6.14%	5.59%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C, Class I and Class Z shares shown in the table include the performance of the predecessor fund and reflect current sales loads and distribution expenses in effect since the reorganization date.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Balanced Opportunity Fund from June 1, 2011 to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2011

	Expenses paid	Ending value
	per $1,000†	(after expenses)
Class A	$5.78	$920.70
Class B	$9.37	$917.70
Class C	$9.37	$917.20
Class J	$4.96	$921.90
Class I	$4.58	$922.50
Class Z	$6.21	$921.00

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class B, 1.95% for
Class C, 1.03% for Class J, .95% for Class I and 1.29% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2011

	Expenses paid	Ending value
	per $1,000†	(after expenses)
Class A	$6.07	$1,019.05
Class B	$9.85	$1,015.29
Class C	$9.85	$1,015.29
Class J	$5.22	$1,019.90
Class I	$4.81	$1,020.31
Class Z	$6.53	$1,018.60

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class B, 1.95% for
Class C, 1.03% for Class J, .95% for Class I and 1.29% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund	9

STATEMENT OF INVESTMENTS
November 30, 2011

	Coupon	Maturity	Principal
Bonds and Notes—33.8%	Rate (%)	Date	Amount ($)		Value ($)
Asset—Backed Certificates—.2%
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	64,947	[a]	65,099
CNH Equipment Trust,
Ser. 2010-B, Cl. B	3.12	2/15/17	395,000		404,521
					469,620
Asset—Backed/Credit Cards—.2%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14	3.00	8/15/18	460,000	[a,b]	483,331
Asset-Backed Ctfs./
Auto Receivables—1.6%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	315,000	[b]	326,460
Americredit Automobile Receivables
Trust, Ser. 2011-5, Cl. A3	1.55	7/8/16	450,000		450,400
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. B	2.04	9/8/15	230,000		229,526
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. B	3.72	11/17/14	480,000		487,662
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C	5.19	8/17/15	275,000		285,524
Americredit Prime Automobile
Receivable, Ser. 2007-1, Cl. B	5.35	9/9/13	13,171		13,185
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	75,000		77,432
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. D	3.52	8/8/16	165,000		166,878
Ford Credit Auto Owner Trust,
Ser. 2010-A, Cl. C	3.22	3/15/16	310,000		320,403
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	235,000	[b]	236,923
Santander Drive Auto Receivables
Trust, Ser. 2010-1, Cl. A3	1.84	11/17/14	505,000		507,658
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. B	2.05	5/15/15	95,000		94,600
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	100,000		99,848
Santander Drive Auto Receivables
Trust, Ser. 2010-B, Cl. C	3.02	10/17/16	330,000	[b]	327,166

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. C	3.11	5/16/16	435,000		429,337
					4,053,002
Asset-Backed Ctfs./
Home Equity Loans—.1%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.64	12/25/33	99,097	[a]	99,081
Bear Stearns Asset Backed
Securities Trust,
Ser. 2005-HE7, Cl. M1	0.78	7/25/35	147,375	[a]	141,161
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.69	5/25/35	1,475	[a]	1,473
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.52	11/25/35	73,618	[a]	72,558
					314,273
Commercial Mortgage
Pass-Through Ctfs.—1.5%
American Tower Trust,
Ser. 2007-1A, Cl. AFX	5.42	4/15/37	225,000	[b]	239,621
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	575,000		617,880
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-T22, Cl. A4	5.53	4/12/38	275,000	[a]	308,693
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW17,
Cl. AAB	5.70	6/11/50	275,000		287,227
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28, Cl. A4	5.74	9/11/42	175,000	[a]	197,275
Extended Stay America Trust,
Ser. 2010-ESHA, Cl. A	2.95	11/5/27	122,709	[b]	123,435
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. E	2.67	3/6/20	560,000	[a,b]	539,011
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2011-C3, Cl. A4	4.72	2/15/46	445,000	[b]	480,577
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. ASB	5.51	12/12/44	109,528	[a]	115,238

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.45	12/5/27	435,000	[a,b]	472,298
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	5.74	8/15/39	415,000	[a]	447,026
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	5,257		5,251
					3,833,532
Consumer Staples—.4%
Altria Group,
Gtd. Notes	10.20	2/6/39	455,000		655,444
Anheuser-Busch,
Gtd. Notes	5.05	10/15/16	90,000		101,633
Diageo Capital,
Gtd. Bonds	4.83	7/15/20	195,000		215,553
Kraft Foods,
Sr. Unscd. Debs	6.88	2/1/38	180,000		224,419
					1,197,049
Diversified Financial Services—2.2%
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	105,000		113,374
Ameriprise Financial,
Sr. Unscd. Notes	5.30	3/15/20	75,000		80,199
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	355,000		313,748
Bank of America,
Sr. Unscd. Notes	7.38	5/15/14	390,000		393,097
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	250,000		291,497
Capital One Financial,
Sr. Unscd. Notes	6.75	9/15/17	185,000		206,562
Citigroup,
Sr. Unscd. Notes	4.50	1/14/22	205,000		190,199
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	210,000	[c]	211,140
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	200,000		204,930

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Citigroup,
Sr. Unscd. Debs	6.13	5/15/18	230,000		239,918
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	210,000	[b]	241,103
FUEL Trust,
Scd. Notes	4.21	10/15/22	265,000	[b]	261,027
General Electric Capital,
Sr. Unscd. Notes	1.01	4/7/14	375,000	[a]	364,209
General Electric Capital,
Sr. Unscd. Notes	4.80	5/1/13	230,000	[c]	240,293
General Electric Capital,
Sr. Unscd. Debs	6.88	1/10/39	395,000		440,565
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	7/27/21	230,000		212,801
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	475,000	[b]	513,779
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.40	6/24/15	245,000		249,196
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	135,000		148,390
JPMorgan Chase Bank,
Sr. Unscd. Notes	4.35	8/15/21	395,000		386,263
Morgan Stanley,
Sr. Unscd. Notes	3.80	4/29/16	100,000		88,127
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	30,000		29,969
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	105,000		92,686
Morgan Stanley,
Sr. Unscd. Notes	5.50	7/28/21	180,000		157,312
					5,670,384
Foreign/Governmental—.3%
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	85,000		94,590
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	100,000	[c]	124,802

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Russia Foreign Bond-Eurobond,
Sr. Unscd. Bonds	5.00	4/29/20	480,000	[b]	497,280
					716,672
Health Care—.2%
Amgen,
Sr. Unscd. Notes	3.88	11/15/21	335,000		330,906
Aristotle Holding,
Gtd. Notes	4.75	11/15/21	220,000	[b]	222,695
					553,601
Industrial—.3%
CSX,
Sr. Unscd. Notes	4.75	5/30/42	210,000		207,769
Waste Management,
Gtd. Notes	7.38	5/15/29	170,000		224,523
Waste Management,
Gtd. Notes	7.75	5/15/32	170,000		239,130
					671,422
Insurance—.9%
ACE INA Holdings,
Gtd. Notes	5.80	3/15/18	45,000		51,152
Allstate,
Sr. Unscd. Debs	6.75	5/15/18	220,000		255,079
AON,
Sr. Unscd. Notes	3.50	9/30/15	165,000		168,676
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	169,000		163,107
Cincinnati Financial,
Sr. Unscd. Debs	6.92	5/15/28	168,000		179,688
Lincoln National,
Sr. Unscd. Debs	8.75	7/1/19	205,000		240,184
MetLife,
Sr. Unscd. Notes	7.72	2/15/19	180,000		219,629
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	205,000		249,660
Prudential Financial,
Sr. Unscd. Notes	5.38	6/21/20	410,000		425,046
Willis North America,
Gtd. Debs	6.20	3/28/17	215,000		235,606

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Insurance (continued)
Willis North America,
Gtd. Notes	7.00	9/29/19	245,000		271,434
					2,459,261
Materials—.5%
Dow Chemical,
Sr. Unscd. Notes	4.13	11/15/21	525,000		521,182
Dow Chemical,
Sr. Unscd. Notes	5.25	11/15/41	180,000		176,086
Holcim US Finance Sarl & Cie,
Gtd. Notes	6.00	12/30/19	220,000	[b]	226,431
International Paper,
Sr. Unscd. Notes	4.75	2/15/22	195,000		198,186
Teck Resources,
Gtd. Notes	6.25	7/15/41	65,000		70,899
					1,192,784
Media & Telecommunications—1.3%
AT&T,
Sr. Unscd. Notes	6.55	2/15/39	145,000		175,316
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	5.55	2/1/14	180,000		195,952
Comcast,
Gtd. Notes	6.50	11/15/35	135,000		155,475
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	355,000	[b]	414,931
DirecTV Holdings,
Gtd. Notes	6.00	8/15/40	370,000		386,253
NBC Universal Media,
Sr. Unscd. Notes	4.38	4/1/21	250,000		256,342
NBC Universal Media,
Sr. Unscd. Notes	5.15	4/30/20	240,000		260,147
News America,
Gtd. Notes	6.65	11/15/37	435,000		476,997
Time Warner Cable,
Gtd. Notes	5.50	9/1/41	220,000		219,441
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	265,000		298,909
Time Warner,
Gtd. Notes	5.88	11/15/16	76,000		87,443

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media & Telecommunications
(continued)
Time Warner,
Gtd. Debs	6.10	7/15/40	75,000		81,823
Time Warner,
Gtd. Debs	6.20	3/15/40	125,000		136,760
Verizon Communications,
Sr. Unscd. Notes	6.35	4/1/19	70,000		83,657
Verizon Communications,
Sr. Unscd. Notes	3.50	11/1/21	165,000		164,518
Verizon Communications,
Sr. Unscd. Notes	4.75	11/1/41	145,000		145,757
					3,539,721
Municipal Bonds—.3%
Illinois,
GO	4.42	1/1/15	140,000		145,086
Los Angeles Department of Water
and Power, Revenue (Build
America Bonds)	5.72	7/1/39	120,000		137,994
Metropolitan Transportation
Authority, Dedicated Tax Fund
Revenue (Build America Bonds)	6.09	11/15/40	10,000		11,894
Metropolitan Transportation
Authority, Revenue (Build
America Bonds)	6.55	11/15/31	225,000		269,341
New York City,
GO (Build America Bonds)	5.99	12/1/36	135,000		157,498
					721,813
Office And Business
Equipment—.2%
Xerox,
Sr. Unscd. Notes	1.28	5/16/14	225,000	[a]	222,727
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	75,000		76,510
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	105,000		110,492
					409,729

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas—.6%
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	225,000		247,324
EQT,
Sr. Unscd. Notes	8.13	6/1/19	225,000		256,485
Hess,
Sr. Unscd. Debs	5.60	2/15/41	105,000		111,971
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.55	9/15/40	205,000		221,913
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	215,000		238,650
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	245,000		270,421
Valero Energy,
Gtd. Notes	6.13	2/1/20	130,000		142,006
					1,488,770
Real Estate—.6%
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	20,000		21,334
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	195,000		227,119
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	100,000		108,709
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	260,000		280,023
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	255,000		262,640
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	100,000		100,281
Regency Centers,
Gtd. Notes	5.88	6/15/17	205,000		222,526
Simon Property Group,
Sr. Unscd. Debs	6.75	2/1/40	179,000		220,473
WEA Finance,
Gtd. Notes	7.13	4/15/18	135,000	[b]	148,949
					1,592,054

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Residential Mortgage
Pass-Through Ctfs.—.0%
CS First Boston Mortgage
Securities, Ser. 2005-6, Cl. 1A2	0.53	7/25/35	119,145 [a]		107,000
Retail—.5%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	225,000		249,394
CVS Pass-Through Trust,
Pass Thru Certificates Notes	8.35	7/10/31	565,631 [b]		680,234
Home Depot,
Sr. Unscd. Notes	5.95	4/1/41	170,000		203,099
Staples,
Gtd. Notes	9.75	1/15/14	170,000		194,338
					1,327,065
U.S. Government Agencies—.6%
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	855,000	[c,d]	1,018,364
Federal National Mortgage
Association, Notes	1.63	10/26/15	495,000		505,499
					1,523,863
U.S. Government Agencies/
Mortgage-Backed—12.9%
Federal Home Loan Mortgage Corp.:
4.00%, 12/1/40			1,128,454	[d]	1,176,061
4.50%, 2/1/39			126,625	[d]	133,477
5.00%, 1/1/23—8/1/39			2,742,126	[d]	2,958,988
5.50%, 4/1/22—7/1/40			4,217,750	[d]	4,562,162
6.00%, 3/1/38			304,362	[d]	332,862
Federal National Mortgage Association:
3.50%			450,000	[d,e]	457,945
4.00%			5,800,000	[d,e]	6,032,906
4.00%, 12/1/40—2/1/41			3,670,693	[d]	3,832,269
4.50%, 2/1/38—2/1/39			1,328,330	[d]	1,406,530
5.00%, 8/1/20—9/1/39			5,076,239	[d]	5,513,917
5.50%, 9/1/34—3/1/41			5,335,686	[d]	5,820,498
6.00%, 5/1/22—5/1/39			894,950	[d]	986,318
8.00%, 3/1/30			139	[d]	164
Government National Mortgage Association I
5.50%, 4/15/33			98,983		111,291
					33,325,388

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Securities—7.4%
U.S. Treasury Bonds:
3.88%, 8/15/40			1,930,000[c]	2,239,705
6.13%, 11/15/27			555,000	807,872
U.S. Treasury Notes:
1.13%, 1/15/12			3,245,000[c]	3,249,819
1.38%, 9/15/12			1,015,000[c]	1,025,110
2.13%, 5/31/15			6,625,000[c]	6,990,932
2.38%, 7/31/17			3,355,000[c]	3,580,677
2.63%, 8/15/20			480,000	509,288
3.63%, 5/15/13			620,000	650,734
				19,054,137
Utilities—1.0%
Consolidated Edison of NY,
Sr. Unscd. Debs.,
Ser. 07-A	6.30	8/15/37	370,000	483,209
Duke Energy Carolinas,
First Mortgage Bonds	5.25	1/15/18	95,000	111,511
Enel Finance International,
Gtd. Notes	5.70	1/15/13	185,000[b]	187,914
Exelon Generation,
Sr. Unscd. Notes	4.00	10/1/20	210,000	214,776
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	223,000	256,112
Nevada Power,
Mortgage Notes	6.50	8/1/18	90,000	108,001
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	272,000	363,544
NiSource Finance,
Gtd. Notes	6.40	3/15/18	230,000	264,559
Potomac Electric Power,
First Mortgage Bonds	6.50	11/15/37	200,000	263,949
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	215,000	250,517
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	25,000	33,414
				2,537,506
Total Bonds and Notes
(cost $84,276,587)				87,241,977

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks—65.8%	Shares	Value ($)
Consumer Discretionary—10.0%
Amazon.com	6,170[f]	1,186,429
Carnival	52,933	1,757,376
CBS, Cl. B	56,310	1,466,312
Deckers Outdoor	6,010[f]	654,759
DIRECTV, Cl. A	25,390[f]	1,198,916
Guess?	13,290	373,715
Home Depot	33,284[c]	1,305,398
Johnson Controls	40,970	1,289,736
Macy’s	39,340	1,271,862
McDonald’s	14,340	1,369,757
Melco Crown Entertainment, ADR	72,350[c,f]	717,712
Newell Rubbermaid	64,360	984,708
News, Cl. A	62,440	1,088,954
NVR	540[f]	361,719
Omnicom Group	93,370	4,030,783
PVH	9,370	636,129
Robert Half International	23,990	635,495
Stanley Black & Decker	10,140	663,460
Staples	27,970	403,048
Target	15,820	833,714
Time Warner	27,316	951,143
Toll Brothers	22,890[f]	464,896
Viacom, Cl. B	18,600	832,536
Walt Disney	33,260	1,192,371
		25,670,928
Consumer Staples—5.8%
Coca-Cola Enterprises	35,190	919,163
ConAgra Foods	69,520	1,756,075
CVS Caremark	28,241	1,096,880
Dr. Pepper Snapple Group	11,320	413,520
Energizer Holdings	16,960[f]	1,225,869
Hansen Natural	9,350[f]	862,070
Kraft Foods, Cl. A	28,880	1,044,012
Lorillard	8,570	956,583
PepsiCo	18,535	1,186,240
Philip Morris International	24,290	1,851,870

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Ralcorp Holdings	13,500	1,097,820
Unilever, ADR	73,540	2,473,150
		14,883,252
Energy—9.3%
Anadarko Petroleum	33,920	2,756,678
Apache	7,900	785,576
Cameron International	17,030 [f]	919,450
Chevron	25,424	2,614,096
ENSCO, ADR	18,580	965,603
EOG Resources	23,850	2,474,199
Hess	32,042	1,929,569
National Oilwell Varco	24,330	1,744,461
Occidental Petroleum	51,860	5,128,954
Schlumberger	47,130	3,550,303
TransCanada	19,770[c]	826,386
Valero Energy	18,010	401,083
		24,096,358
Exchange Traded Funds—.6%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	12,700	1,587,373
Financial—11.4%
Affiliated Managers Group	5,040 [f]	476,633
American Express	31,260	1,501,730
Ameriprise Financial	14,450	663,400
Aon	19,510	896,875
Bank of America	71,120	386,893
Capital One Financial	32,900	1,469,314
Chubb	27,510	1,855,274
Citigroup	79,878	2,195,047
Comerica	33,780	851,932
Discover Financial Services	19,620	467,348
Franklin Resources	4,980	502,084
Hartford Financial Services Group	36,380	646,109
IntercontinentalExchange	6,650 [f]	809,438
JPMorgan Chase & Co.	77,974	2,414,855
Lincoln National	25,470	513,985

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Marsh & McLennan	38,750	1,169,863
MetLife	37,767	1,188,905
Moody’s	23,900[c]	829,569
NASDAQ OMX Group	50,070[f]	1,314,338
PNC Financial Services Group	15,600	845,676
Prudential Financial	15,340	776,818
SunTrust Banks	21,580	391,245
T. Rowe Price Group	12,210	693,040
TD Ameritrade Holding	36,700	597,843
Travelers	7,390	415,687
U.S. Bancorp	44,170	1,144,886
Wells Fargo & Co.	171,272	4,429,094
		29,447,881
Health Care—9.2%
Baxter International	24,440	1,262,570
Cigna	47,850	2,116,406
Covidien	28,811	1,312,341
Eli Lilly & Co.	10,270	388,720
Johnson & Johnson	27,540	1,782,389
McKesson	23,830	1,937,617
Medtronic	11,920	434,246
Merck & Co.	47,900	1,712,425
Mylan	20,480[f]	399,974
Omnicare	12,870	419,691
Pfizer	283,647	5,692,795
Sanofi, ADR	51,240	1,793,912
St. Jude Medical	19,210	738,432
Thermo Fisher Scientific	8,040[f]	379,890
UnitedHealth Group	22,640	1,104,153
Warner Chilcott, Cl. A	42,500[f]	668,100
Watson Pharmaceuticals	10,660[f]	688,849
Zimmer Holdings	18,860[f]	953,373
		23,785,883

Common Stocks (continued)	Shares	Value ($)
Industrial—5.0%
Caterpillar	12,130	1,187,284
Cooper Industries	7,200	399,816
Cummins	8,460	814,952
Dover	21,240	1,167,563
Eaton	30,080	1,350,893
FedEx	7,440	618,115
General Motors	16,960	361,078
General Electric	234,220	3,726,440
Honeywell International	7,720	418,038
Hubbell, Cl. B	7,220	472,332
Owens Corning	18,350[f]	526,645
Pitney Bowes	19,100[c]	355,833
Thomas & Betts	19,160[f]	996,512
Tyco International	12,825	615,087
		13,010,588
Information Technology—10.0%
Alliance Data Systems	4,670[c,f]	478,255
Apple	10,481[f]	4,005,838
Cisco Systems	144,840	2,699,818
Cognizant Technology Solutions, Cl. A	14,980[f]	1,008,903
Corning	20,580	273,097
Dell	24,770[f]	390,375
Electronic Arts	107,320[f]	2,488,751
EMC	52,300[f]	1,203,423
Informatica	16,040[f]	721,078
International Business Machines	7,340	1,379,920
Intuit	17,210	916,260
NetApp	46,880[f]	1,726,590
Oracle	80,490	2,523,362
QUALCOMM	63,630	3,486,924
SanDisk	13,610[f]	671,109
Teradata	14,610[f]	792,300
United Technologies	5,290	405,214

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
VMware, Cl. A	7,109	[f]	687,298
			25,858,515
Materials—1.4%
Air Products & Chemicals	6,520		546,050
Celanese, Ser. A	18,930		880,056
Cliffs Natural Resources	9,030		612,324
Dow Chemical	33,530		929,116
Freeport-McMoRan Copper & Gold	14,170		561,132
			3,528,678
Telecommunication Services—.9%
AT&T	76,414		2,214,478
Utilities—2.2%
Exelon	41,140		1,822,913
NextEra Energy	36,310		2,013,026
PPL	59,120		1,774,782
			5,610,721
Total Common Stocks
(cost $173,497,030)			169,694,655
	Principal
Short-Term Investments—2.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.00%, 12/8/11
(cost $5,300,000)	5,300,000		5,299,989

Other Investment—1.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,922,203)	4,922,203	[g]	4,922,203

Investment of Cash Collateral
for Securities Loaned—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,411,513)	3,411,513[g]	3,411,513
Total Investments (cost $271,407,333)	104.9%	270,570,337
Liabilities, Less Cash and Receivables	(4.9%)	(12,749,170)
Net Assets	100.0%	257,821,167

ADR—American Depository Receipts
GO—General Obligation
a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2011, these securities were valued at $6,623,165 or 2.6% of net assets.
c Security, or portion thereof, on loan.At November 30, 2011, the value of the fund’s securities on loan was
$18,863,990 and the value of the collateral held by the fund was $19,232,931, consisting of cash collateral of
$3,411,513 and U.S Government & Agency securities valued at $15,821,418.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Non-income producing security.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Common Stocks	65.2	Asset/Mortgage-Backed	3.6
U.S. Government & Agencies	20.9	Municipal Bonds	.3
Corporate Bonds	8.7	Foreign/Governmental	.3
Exchange Traded Funds	.6
Short-Term/Money Market Investments	5.3		104.9

† Based on net assets.
See notes to financial statements.

The Fund	25

STATEMENT OF SECURITIES SOLD SHORT
November 30, 2011

	Principal
Bonds and Notes	Amount ($)		Value ($)
Federal Home Loan Mortgage Corp.
5.50%	565,000	[a,b]	609,759
Federal National Mortgage Association:
5.50%	5,320,000	[a,b]	5,776,357
Total Securities Sold Short
(proceeds $6,373,381)			6,386,116

a	The Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home
Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b	Sold on a delayed delivery basis.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,863,990)—Note 1(c):
Unaffiliated issuers	263,073,617	262,236,621
Affiliated issuers	8,333,716	8,333,716
Cash denominated in foreign currencies	2,834	2,949
Receivable for investment securities sold		8,738,649
Receivable for proceeds on securities sold short—Note 4		6,373,381
Dividends, interest and securities lending income receivable		956,053
Receivable for shares of Beneficial Interest subscribed		52,496
Prepaid expenses		60,321
		286,754,186
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		280,937
Cash overdraft due to Custodian		42,744
Payable for investment securities purchased		18,358,289
Securities sold short, at value (proceeds $6,373,381)
—See Statement of Securities Sold Short		6,386,116
Liability for securities on loan—Note 1(c)		3,411,513
Payable for shares of Beneficial Interest redeemed		321,982
Interest payable—Note 2		84
Accrued expenses		131,354
		28,933,019
Net Assets ($)		257,821,167
Composition of Net Assets ($):
Paid-in capital		303,311,257
Accumulated undistributed investment income—net		2,711,079
Accumulated net realized gain (loss) on investments		(47,351,553)
Accumulated net unrealized appreciation (depreciation) on investments,
foreign currency transactions and securities sold short		(849,616)
Net Assets ($)		257,821,167

The Fund	27

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net Asset Value Per Share

Class A
Net Assets ($)	151,210,484
Shares Outstanding	9,298,478
Net Asset Value Per Share ($)	16.26
Class B
Net Assets ($)	5,145,950
Shares Outstanding	318,052
Net Asset Value Per Share ($)	16.18
Class C
Net Assets ($)	38,204,821
Shares Outstanding	2,362,175
Net Asset Value Per Share ($)	16.17
Class J
Net Assets ($)	21,429,935
Shares Outstanding	1,315,345
Net Asset Value Per Share ($)	16.29
Class I
Net Assets ($)	2,086,270
Shares Outstanding	127,933
Net Asset Value Per Share ($)	16.31
Class Z
Net Assets ($)	39,743,707
Shares Outstanding	2,453,998
Net Asset Value Per Share ($)	16.20

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2011

Investment Income ($):
Income:
Interest	3,502,137
Cash dividends (net of $20,207 foreign taxes withheld at source):
Unaffiliated issuers	3,462,167
Affiliated issuers	2,169
Income from securities lending—Note 1(c)	11,155
Total Income	6,977,628
Expenses:
Management fee—Note 3(a)	2,305,789
Shareholder servicing costs—Note 3(c)	1,116,787
Distribution fees—Note 3(b)	453,938
Professional fees	87,883
Registration fees	60,040
Custodian fees—Note 3(c)	50,071
Prospectus and shareholders’ reports	46,466
Trustees’ fees and expenses—Note 3(d)	16,288
Loan commitment fees—Note 2	5,085
Interest expense—Note 2	84
Miscellaneous	60,607
Total Expenses	4,203,038
Less—reduction in expenses due to undertaking—Note 3(a)	(352,163)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,118)
Net Expenses	3,849,757
Investment Income—Net	3,127,871
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,729,036
Net realized gain (loss) on securities sold short	(15,739)
Net Realized Gain (Loss)	15,713,297
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(7,533,811)
Net unrealized appreciation (depreciation) on securities sold short	(12,735)
Net Unrealized Appreciation (Depreciation)	(7,546,546)
Net Realized and Unrealized Gain (Loss) on Investments	8,166,751
Net Increase in Net Assets Resulting from Operations	11,294,622

See notes to financial statements.

The Fund	29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2011	2010
Operations ($):
Investment income—net	3,127,871	3,320,722
Net realized gain (loss) on investments	15,713,297	19,974,118
Net unrealized appreciation
(depreciation) on investments	(7,546,546)	542,656
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,294,622	23,837,496
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,149,352)	(1,933,037)
Class B Shares	—	(812,208)
Class C Shares	(273,965)	(486,398)
Class J Shares	(376,803)	(419,235)
Class I Shares	(41,424)	(38,535)
Class Z Shares	(654,539)	(811,855)
Total Dividends	(3,496,083)	(4,501,268)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	37,041,200	48,129,536
Class B Shares	107,300	276,189
Class C Shares	1,450,159	1,246,370
Class J Shares	950,777	969,318
Class I Shares	192,104	1,490,455
Class Z Shares	1,535,503	1,798,155

	Year Ended November 30,
	2011	2010
Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	1,923,684	1,768,600
Class B Shares	—	749,750
Class C Shares	217,538	399,359
Class J Shares	363,783	405,493
Class I Shares	35,551	34,206
Class Z Shares	630,583	786,174
Cost of shares redeemed:
Class A Shares	(33,692,275)	(30,211,949)
Class B Shares	(33,448,803)	(51,409,276)
Class C Shares	(9,298,661)	(10,075,853)
Class J Shares	(4,298,617)	(4,994,048)
Class I Shares	(684,108)	(1,279,778)
Class Z Shares	(7,393,539)	(9,068,795)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(44,367,821)	(48,986,094)
Total Increase (Decrease) in Net Assets	(36,569,282)	(29,649,866)
Net Assets ($):
Beginning of Period	294,390,449	324,040,315
End of Period	257,821,167	294,390,449
Undistributed investment income—net	2,711,079	2,933,524

The Fund	31

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	2,193,958	3,128,506
Shares issued for dividends reinvested	115,897	118,937
Shares redeemed	(2,006,947)	(1,967,187)
Net Increase (Decrease) in Shares Outstanding	302,908	1,280,256
Class Ba
Shares sold	6,284	18,417
Shares issued for dividends reinvested	—	50,693
Shares redeemed	(1,984,512)	(3,377,454)
Net Increase (Decrease) in Shares Outstanding	(1,978,228)	(3,308,344)
Class C
Shares sold	85,908	82,562
Shares issued for dividends reinvested	13,083	26,839
Shares redeemed	(557,769)	(661,117)
Net Increase (Decrease) in Shares Outstanding	(458,778)	(551,716)
Class J
Shares sold	56,555	63,290
Shares issued for dividends reinvested	21,915	27,288
Shares redeemed	(252,448)	(328,771)
Net Increase (Decrease) in Shares Outstanding	(173,978)	(238,193)
Class I
Shares sold	11,297	96,931
Shares issued for dividends reinvested	2,140	2,302
Shares redeemed	(40,044)	(86,834)
Net Increase (Decrease) in Shares Outstanding	(26,607)	12,399
Class Z
Shares sold	92,232	117,774
Shares issued for dividends reinvested	38,148	53,120
Shares redeemed	(442,852)	(594,165)
Net Increase (Decrease) in Shares Outstanding	(312,472)	(423,271)

a During the period ended November 30, 2011, 1,208,900 Class B shares representing $20,398,678 were automatically converted to 1,206,723 Class A shares and during the period ended November 30, 2010, 1,039,824
Class B shares representing $15,761,167 were automatically converted to 1,029,756 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.94	14.96	12.47	21.28	20.38
Investment Operations:
Investment income—net[a]	.21	.21	.25	.34	.33
Net realized and unrealized
gain (loss) on investments	.35	1.03	2.62	(5.62)	.89
Total from Investment Operations	.56	1.24	2.87	(5.28)	1.22
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.38)	(.39)	(.32)
Dividends from net realized
gain on investments	—	—	—	(3.14)	—
Total Distributions	(.24)	(.26)	(.38)	(3.53)	(.32)
Net asset value, end of period	16.26	15.94	14.96	12.47	21.28
Total Return (%)[b]	3.46	8.38	23.77	(29.77)	6.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.37	1.45	1.29	1.23
Ratio of net expenses
to average net assets	1.20	1.16	1.12	1.18	1.16
Ratio of net investment income
to average net assets	1.23	1.33	1.89	2.04	1.57
Portfolio Turnover Rate	99.71[c]	103.49	134.74	138.66	168.94[c]
Net Assets, end of period ($ x 1,000)	151,210	143,378	115,445	73,441	151,796

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 and
November 30, 2007 was 97.61% and 162.34%, respectively.
See notes to financial statements.

The Fund	33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.75	14.79	12.31	21.04	20.14
Investment Operations:
Investment income—net[a]	.07	.08	.15	.21	.17
Net realized and unrealized
gain (loss) on investments	.36	1.03	2.58	(5.57)	.89
Total from Investment Operations	.43	1.11	2.73	(5.36)	1.06
Distributions:
Dividends from investment income—net	—	(.15)	(.25)	(.23)	(.16)
Dividends from net realized
gain on investments	—	—	—	(3.14)	—
Total Distributions	—	(.15)	(.25)	(3.37)	(.16)
Net asset value, end of period	16.18	15.75	14.79	12.31	21.04
Total Return (%)[b]	2.73	7.55	22.58	(30.31)	5.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.18	2.13	2.20	2.05	2.02
Ratio of net expenses
to average net assets	1.94	1.90	1.89	1.95	1.94
Ratio of net investment income
to average net assets	.43	.57	1.16	1.28	.81
Portfolio Turnover Rate	99.71[c]	103.49	134.74	138.66	168.94[c]
Net Assets, end of period ($ x 1,000)	5,146	36,171	82,906	80,893	147,807

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 and
November 30, 2007 was 97.61% and 162.34%, respectively.
See notes to financial statements.

		Year Ended November 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.84	14.88	12.38	21.10	20.19
Investment Operations:
Investment income—net[a]	.08	.09	.15	.22	.17
Net realized and unrealized
gain (loss) on investments	.35	1.02	2.61	(5.59)	.89
Total from Investment Operations	.43	1.11	2.76	(5.37)	1.06
Distributions:
Dividends from investment income—net	(.10)	(.15)	(.26)	(.21)	(.15)
Dividends from net realized
gain on investments	—	—	—	(3.14)	—
Total Distributions	(.10)	(.15)	(.26)	(3.35)	(.15)
Net asset value, end of period	16.17	15.84	14.88	12.38	21.10
Total Return (%)[b]	2.70	7.50	22.68	(30.22)	5.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.04	2.05	2.12	2.01	1.97
Ratio of net expenses
to average net assets	1.94	1.91	1.88	1.90	1.90
Ratio of net investment income
to average net assets	.48	.58	1.16	1.32	.84
Portfolio Turnover Rate	99.71[c]	103.49	134.74	138.66	168.94[c]
Net Assets, end of period ($ x 1,000)	38,205	44,683	50,170	44,224	85,801

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 and
November 30, 2007 was 97.61% and 162.34%, respectively.
See notes to financial statements.

The Fund	35

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class J Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.96	14.97	12.52	21.38	20.47
Investment Operations:
Investment income—net[a]	.23	.22	.26	.40	.36
Net realized and unrealized
gain (loss) on investments	.36	1.03	2.63	(5.65)	.93
Total from Investment Operations	.59	1.25	2.89	(5.25)	1.29
Distributions:
Dividends from investment income—net	(.26)	(.26)	(.44)	(.47)	(.38)
Dividends from net realized
gain on investments	—	—	—	(3.14)	—
Total Distributions	(.26)	(.26)	(.44)	(3.61)	(.38)
Net asset value, end of period	16.29	15.96	14.97	12.52	21.38
Total Return (%)	3.64	8.50	23.81	(29.53)	6.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03	1.02	1.06	.99	.91
Ratio of net expenses
to average net assets	1.03	1.02	1.05	.88	.87
Ratio of net investment income
to average net assets	1.39	1.46	1.99	2.34	1.77
Portfolio Turnover Rate	99.71[b]	103.49	134.74	138.66	168.94[b]
Net Assets, end of period ($ x 1,000)	21,430	23,767	25,858	27,178	54,149

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 and
November 30, 2007 was 97.61% and 162.34%, respectively.
See notes to financial statements.

		Year Ended November 30,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	15.97	14.97	12.47	21.28	20.39
Investment Operations:
Investment income—net[b]	.25	.24	.36	.37	.36
Net realized and unrealized
gain (loss) on investments	.36	1.03	2.56	(5.61)	.89
Total from Investment Operations	.61	1.27	2.92	(5.24)	1.25
Distributions:
Dividends from investment income—net	(.27)	(.27)	(.42)	(.43)	(.36)
Dividends from net realized
gain on investments	—	—	—	(3.14)	—
Total Distributions	(.27)	(.27)	(.42)	(3.57)	(.36)
Net asset value, end of period	16.31	15.97	14.97	12.47	21.28
Total Return (%)	3.77	8.64	24.15	(29.57)	6.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.04	1.20	1.07	1.12
Ratio of net expenses
to average net assets	.94	.90	.85	.96	1.04
Ratio of net investment income
to average net assets	1.48	1.58	2.63	2.25	1.72
Portfolio Turnover Rate	99.71[c]	103.49	134.74	138.66	168.94[c]
Net Assets, end of period ($ x 1,000)	2,086	2,468	2,128	274	711

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 and
November 30, 2007 was 97.61% and 162.34%, respectively.
See notes to financial statements.

The Fund	37

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class Z Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.88	14.90	12.46	21.30	20.39
Investment Operations:
Investment income—net[a]	.21	.21	.24	.37	.38
Net realized and unrealized
gain (loss) on investments	.35	1.03	2.62	(5.61)	.89
Total from Investment Operations	.56	1.24	2.86	(5.24)	1.27
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.42)	(.46)	(.36)
Dividends from net realized
gain on investments	—	—	—	(3.14)	—
Total Distributions	(.24)	(.26)	(.42)	(3.60)	(.36)
Net asset value, end of period	16.20	15.88	14.90	12.46	21.30
Total Return (%)	3.49	8.43	23.63	(29.61)	6.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.12	1.18	1.09	1.12
Ratio of net expenses
to average net assets	1.19	1.12	1.16	.98	.93
Ratio of net investment income
to average net assets	1.23	1.37	1.88	2.24	1.83
Portfolio Turnover Rate	99.71[b]	103.49	134.74	138.66	168.94[b]
Net Assets, end of period ($ x 1,000)	39,744	43,924	47,532	44,768	76,939

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2011 and
November 30, 2007 was 97.61% and 162.34%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Balanced Opportunity Fund (the “fund”) is the sole series of Dreyfus Manager Funds II (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class J, Class I and Class Z shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class J, Class I and Class Z shares are sold at net asset value per share. Class I shares are sold at net asset value per share only to institutional investors and Class J and Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Services’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	5,320,226	—	5,320,226
Commercial
Mortgage-Backed	—	3,833,532	—	3,833,532
Corporate Bonds†	—	22,639,346	—	22,639,346
Equity Securities—
Domestic†	161,330,519	—	—	161,330,519
Equity Securities—
Foreign†	6,776,763	—	—	6,776,763
Foreign Government	—	716,672	—	716,672
Municipal Bonds	—	721,813	—	721,813
Mutual Funds/
Exchange
Traded Funds	9,921,089	—	—	9,921,089
Residential
Mortgage-Backed	—	107,000	—	107,000
U.S. Government
Agencies/
Mortgage-Backed	—	34,849,251	—	34,849,251
U.S. Treasury	—	24,354,126	—	24,354,126

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Securities Sold
Short:††
U.S. Government
Agencies/
Mortgage-Backed	—	(6,386,116)	—	(6,386,116)

† See Statement of Investments for additional detailed categorizations.
†† See Statement of Securities Sold Short for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2011, The Bank of New York Mellon earned $4,781 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended November 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	11/30/2010	($)	Purchases ($)	Sales ($)	11/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,427,000		64,937,917	61,442,714	4,922,203		1.9
Dreyfus
Institutional
Cash
Advantage
Fund+	1,574,381		81,867,867	80,030,735	3,411,513		1.3
Total	3,001,381		146,805,784	141,473,449	8,333,716		3.2

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by
Dreyfus Institutional Cash Advantage Fund, resulting in a transfer of shares.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,711,079, accumulated capital losses $45,168,121 and unrealized depreciation $3,033,048.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2011. If not applied, $2,270,147 of the carryover expires in fiscal 2015, $3,785,349 expires in fiscal 2016, $38,605,287 expires in fiscal 2017, $359,386 expires in fiscal 2018 and $147,952 expires in fiscal 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2011 and November 30, 2010 were as follows: ordinary income $3,496,083 and $4,501,268, respectively.

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, the fund increased accumulated undistributed investment income-net by $145,767 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their matu-rity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2011, was approximately $7,100 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed from April 2, 2011 through April 1, 2012 to waive receipt of its fees and/or assume the expenses of the fund, so that the net operating expenses of the fund’s Class A, B, C and I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .95% of the value of the average daily net assets of each class.The Manager had contractually agreed from December 1, 2010 through April 1, 2011 to waive receipt of its fees and/or assume the expenses of the fund’s Class A, B, C and I shares, so that the net operating expenses of the fund’s Class A, B, C and I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.18%, 1.93%, 1.93% and .92%, respectively, of such class’ average daily net assets. The reduction in expenses, pursuant to the undertakings, amounted to $352,163 during the period ended November 30, 2011.

During the period ended November 30, 2011, the Distributor retained $16,289 from commissions earned on sales of the fund’s Class A shares and $16,805 and $2,726 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended November 30, 2011, Class B and Class C shares were charged $129,294 and $324,644, respectively, pursuant to the Plan.

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2011, Class A, Class B and Class C shares were charged $395,221, $43,098 and $108,215, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class Z (“Class Z Shareholder Services Plan”), Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2011, Class Z shares were charged $37,907, pursuant to the Class Z Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2011, the fund was charged $221,153 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2011, the fund was charged $29,448 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,118.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2011, the fund was charged $50,071 pursuant to the custody agreement.

During the period ended November 30, 2011, the fund was charged $6,356 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $168,599, Rule 12b-1 distribution plan fees $26,784, shareholder services plan fees $39,812, custodian fees $18,500, chief compliance officer fees $4,743 and transfer agency per account fees $48,048, which are offset against an expense reimbursement currently in effect in the amount of $25,549.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, during the period ended November 30, 2011, of which $6,021,125 in purchases and $6,032,906 in sales were from mortgage dollar roll transactions.

	Purchases ($)	Sales ($)
Long transactions	285,708,951	329,291,671
Short sale transactions	6,386,954	12,744,596
Total	292,095,905	342,036,267

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at November 30, 2011 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

At November 30, 2011, the cost of investments for federal income tax purposes was $273,590,765; accordingly, accumulated net unrealized depreciation on investments was $3,020,428, consisting of $14,118,637 gross unrealized appreciation and $17,139,065 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Balanced Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Balanced Opportunity Fund (the sole series comprising Dreyfus Manager Funds II) as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Opportunity Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 27, 2012

The Fund	53

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 93.21% of the ordinary dividends paid during the fiscal year ended November 30, 2011 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,414,695 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (72)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 49

The Fund	55

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 164 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President since August 2005 and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

The Fund	57

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,328 in 2010 and $35,820 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,007 in 2010 and $2,460 in 2011.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $108 in 2010 and $98 in 2011.  [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $33,851,490 in 2010 and $17,593,159 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds II

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 17, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	January 17, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)